                                                                   EXHIBIT 23.4

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Washington Mutual, Inc. on Form S-4 of our report dated October 21, 1998, appearing in the Annual Report on Form 10-K of Bank United Corp. for the year ended September 30, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.



/s/ Deloitte & Touche LLP
Houston, Texas
October 2, 2000